Exhibit 10.22

THIRD AMENDMENT TO SUPPLY AGREEMENT

THIS THIRD AMENDMENT TO SUPPLY AGREEMENT (this “Amendment”), dated April 27, 2006, effective July 31, 2005, is made by and between AZT International S. de R.L. de C.V., a Mexico corporation (“AZT”), an affiliate of Diversified Apparel Resources, LLC f/k/a Commerce Clothing Company, LLC (“Diversified”), a California limited liability company with its principal executive offices at 5804 East Slauson Avenue, Commerce, California 90040, Cygne Designs, Inc., a Delaware corporation (“Cygne”), having its principal executive office at 11 West 42nd Street, New York, New York 10036 and Diversified.

RECITALS

A. AZT and Cygne previously entered into a Supply Agreement dated July 31, 2005, as amended on October 19, 2005 and December 9, 2005 (the “Second Amendment”) (collectively, the “Agreement”) providing for the manufacture and supply by AZT of certain products for Cygne under the terms and conditions set forth in the Agreement.

B. AZT temporarily assigned to Diversified all of its rights, obligations and liabilities under the Agreement during the Amendment Term (as defined in the Second Amendment).

C. The parties desire to amend certain provisions of the Agreement during the Amendment Term and incorporate this Amendment therein.

D. Except as otherwise set forth herein, any terms used but not defined herein shall have the meanings assigned to them in the Agreement.

NOW, THEREFORE, and in consideration of the mutual promises, covenants, representations and good and valuable consideration set forth herein, the adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendment. Diversified and Cygne hereby agree that the Agreement shall be amended as follows:

(a) Section 1.2 of the Agreement is hereby amended by adding the words “; provided, that the foregoing initial Gross Margin guarantee shall not apply to private label Denim Products supplied to Target, Inc., Target.com or American Eagle Outfitters” to the end of the first sentence.

(b) The last two sentences of Section 1.4 of the Agreement are deleted in their entirety and replaced with the following:

“Cygne shall advance AZT [Diversified] an amount equal to fifty percent (50%) of the aggregate amount of all purchase orders outstanding at any given time. Such advances paid to AZT [Diversified] from time to time shall reduce the aggregate amount of the AZT Price due and owing by Cygne with respect to any outstanding purchase orders.”

(c) During the Amendment Term, section 12.15 of the Agreement is hereby deleted in its entirety and replaced with the following:

12.15 Inventory. On the last day of each month during the Amendment Term, Diversified shall invoice Cygne for all inventory that Diversified has on hand at the end of the month and which Cygne intends to ship to its customers in the subsequent month (the “Inventory”). Title to the Inventory shall transfer to Cygne upon Diversified’s invoicing of such Inventory.

(d) The term of the Amendment Term is hereby extended and shall expire on April 30, 2007. This Amendment shall have no effect on the Term of the Agreement.

2. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

3. This Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. For purposes hereof, a facsimile copy of this Amendment, including the signature pages hereto, will be deemed to be an original. Notwithstanding the foregoing, the parties will deliver original execution copies of this Amendment to one another as soon as practicable following execution thereof.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

AZT INTERNATIONAL S. DE R.L. DE C.V.

By:	/s/ Hubert Guez
Name:	Hubert Guez
Title:	President

CYGNE DESIGNS, INC.

By:	/s/ Bernard Manuel
Name:	Bernard Manuel
Title:	President

DIVERSIFIED APPAREL RESOURCES, LLC

By:	/s/ Hubert Guez
Name:	Hubert Guez
Title:	Chief Executive Officer

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